UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10531

Nicholas Family of Funds, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2004

Date of reporting period: 12/31/2004

Item 1. Report to Stockholders.

January 2005

Report to Fellow Shareholders:

After nine months of oscillating around break-even, the market finished the year on a very strong note. Removing the uncertainty of the presidential election in conjunction with a significant retreat in oil prices fueled the market to a double-digit gain in the fourth quarter and for the year.

The line graph which follows compares the initial account value and subsequent account value at the end of each of the completed fiscal quarters and years of the Fund, to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS LIBERTY FUND AND S&P 500 INDEX

	Nicholas Liberty Fund	% Total Return	S&P 500 Index	% Total Return
11/30/2001	10,000		10,000
12/31/2001	9,990	(0.10)%	10,088	0.88%
03/31/2002	8,940	(10.51)%	10,116	0.28%
06/30/2002	7,870	(11.97)%	8.761	(13.40)%
09/30/2002	7,500	(4.70)%	7,248	(17.27)%
12/31/2002	7,810	4.13%	7,859	8.44%
03/31/2003	7,690	(1.54)%	7,612	(3.15)%
06/30/2003	8,949	16.38%	8,783	15.39%
09/30/2003	9,549	6.70%	9,016	2.65%
12/31/2003	10,899	14.14%	10,113	12.17%
03/31/2004	11,279	3.49%	10,285	1.69%
06/30/2004	11,179	(0.89)%	10,462	1.72%
09/30/2004	10,568	(5.46)%	10,266	(1.87)%
12/31/2004	12,084	14.34%	11,214	9.23%

 The average annual total returns for the Fund and selected indices are provided in the chart below for the period ended December 31, 2004.

	Average Annual Total Return
	1 Year	2 Year	3 Year	Life *
Nicholas Liberty Fund	10.88%	24.40%	6.55%	6.33%
Standard & Poor’s 500 Index	10.87%	19.45%	3.58%	3.78%
Ending value of $10,000 invested in Nicholas Liberty Fund (distributions reinvested)	$11,088	$15,475	$12,098	$12,086

 * Inception Date of Fund: 11/30/2001.

Past performance is no guarantee of future results. Assumes reinvestment of dividend and capital gain distributions. Investment returns and principal value will fluctuate, so that you may have a gain or loss when you sell your shares. The above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end, which may be higher or lower than that cited, is available at www.nicholasfunds.com/returns.htm.

The Fund trailed the S&P 500 for the majority of the year but as the market retreated in the early fall timeframe we were able to add to many of our core holdings as well as opportunistically add several new names that had significant declines earlier in the year. A strong finish from our core holdings along with these new positions helped the Fund recapture the prior lost ground and finish the year in a virtual dead heat with the S&P 500. This marks our third consecutive year of meeting or exceeding the return of the index.

Reviewing performance for the year, the returns were very broad-based as only three stocks had greater than a 100 basis point impact on returns (equivalent to approximately an 11 cent impact on the Fund's share price). On the positive side, our two dialysis holdings, which we have held from virtually the inception of the Fund, were our two best performing stocks. With respective gains of 52% and 31%, DaVita and Renal Care Group combined to add over 600 basis points to the Fund.

The only stock with a negative impact greater than 100 basis points was Clear Channel Communications, which detracted from performance by 138 basis points. Clear Channel has been a very volatile stock over the last several years. I recall writing about its impact on returns from both a positive and negative aspect. As you may remember, Clear Channel is the largest operator of radio stations in the country with over 1,200 stations. While fundamentals have been modestly weaker than we had hoped, the market seems to believe the radio business is all but left for dead due to threats from satellite radio and iPods. While not immune from these, radio has survived and thrived after many competitive platforms have emerged before, not the least of which was television.

As 2004 came to an end, we passed the three-year anniversary for the Nicholas Liberty Fund. As such, it seems appropriate to look back over the entire three-year period and make some overall comments.

We make the following observations:

* The Fund's primary goal is to outperform the S&P 500. For the 37 months since inception, The Fund's total return has been 20.86% versus 12.13% for the S&P 500.

* On a relative basis, we also have remained consistent as we have matched or exceeded the return of the S&P 500 in each calendar year of the Fund's existence. While the primary goal is to outperform the index over the long-term, we would like to accomplish this as often as possible on an annual basis. Experience tells us a great long-term record is not necessarily created by a multitude of great years but more likely the absence of many bad ones.

* We closed 2004 at an all-time high of $12.05. As a result, every existing shareholder in the Fund has made a profit on his or her investment.

* After an increase in share price by over $2.05, we have only had to pay out less than $0.04 as a long-term capital gain, making the Fund very tax efficient. Although it will be impossible to continue to hold taxable distributions down at these levels, we hope to remain as tax efficient as possible.

* From a less than glowing aspect, the Fund's absolute returns have been very volatile. In all likelihood, our concentrated investment style will continue to generate higher volatility versus more diversified funds. However, this fact in no way diminishes our disappointment with the negative return in 2002 as we declined almost as much as the market. In future years, we hope to do better in down markets.

* Even though overall performance is satisfactory, we have had a few significant bets that did not pan out and prevented performance from being truly outstanding. The most significant example would be our wireless exposure in early 2002. In a concentrated fund like ours this is hard to avoid but it should be possible to recognize these mistakes a little earlier to minimize their impact on performance.

While generally pleased with the overall performance of the Fund to this point, we promise to never be satisfied as we continue to strive for the "truly outstanding". As always, we appreciate the trust you have placed in us. With patience, and a focus on the long term, we believe we will all be aptly rewarded.

Sincerely,

Mark J. Giese

Portfolio Manager

Financial Highlights

For a share outstanding throughout each period

	Year Ended December 31,
	2004	2003	2002	2001(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.90	$ 7.81	$ 9.99	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS

Net investment loss
	(.06)	(.10)	(.06)	.00(2)
Net gain (loss) on securities (realized and unrealized)
	1.25	3.19	(2.12)	(.01)
Total from investment operations
	1.19	3.09	(2.18)	(.01)
LESS DISTRIBUTIONS

From net investment income
	-	-	-	-
From net capital gain
	(.04)	-	-	-
Total distributions
	(.04)	-	-	-
NET ASSET VALUE, END OF PERIOD	$12.05	$10.90	$ 7.81	$ 9.99

TOTAL RETURN	10.88%	39.56%	(21.82)%	(.10)%(3)

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$7.9	$5.9	$3.2	$3.7
Ratio of expenses to average net assets	1.72%	2.11%	1.68%	1.70%(4)
Ratio of net investment loss to average net assets	(.65)%	(1.24)%	(.75)%	(.71)% (4)
Portfolio turnover rate	49.38%	89.33%	137.92%	25.08%(3)

Absent reimbursement of expenses by Adviser
Ratio of expenses to average net assets	2.58%	2.83%	2.38%	4.33%(4)
Ratio of net investment loss to average net assets	(1.52)%	(1.96)%	(1.45)%	(3.34)% (4)

(1) The Fund commenced operations on November 30, 2001.

(2) The amount rounds to $(0.00). The actual amount is $(0.004).

(3) Not annualized.

(4) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Holdings

December 31, 2004 (unaudited)

Percentage
Name	of Net Assets
DaVita, Inc.	12.05%
Liberty Media Corporation – Class A	5.39%
EchoStar Communications Corporation	4.56%
IAC/InterActiveCorp.	4.46%
Clear Channel Communications, Inc.	3.91%
DIRECTV Group, Inc. (The)	3.24%
Shire Pharmaceuticals Group PLC	2.68%
Correctional Properties Trust	2.53%
St. Paul Travelers Companies, Inc.	2.36%
Asia Satellite Telecommunications Holdings Limited	2.35%
Total of top ten	43.53%

Sector Diversification (As a Percentage of Portfolio)

December 31, 2004 (unaudited)

Bar Chart Plot Points
Consumer Discretionary	31.85%
Energy	0.75%
Financials	11.07%
Healthcare	22.51%
Industrials	3.58%
Information Technology	10.34%
Short-Term Investments	18.34%
Telecommunication Services	1.56%

Fund Expenses

For the six month period ended December 31, 2004 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/2004	Ending Account Value 12/31/2004	Expenses Paid During Period*
Actual	$1,000	$1,081	$5.70
Hypothetical	1,000	1,039	5.59
(5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/366.

Schedule of Investments

December 31, 2004

Shares or Principal Amount		Value

COMMON STOCKS — 78.29%
	Consumer Discretionary-Media — 22.12%
9,200	Clear Channel Communications, Inc.	$ 308,108
15,242	DIRECTV Group, Inc. (The) *	255,151
10,800	EchoStar Communications Corporation	358,992
1,600	Emmis Communications Corporation *	30,704
38,633	Liberty Media Corporation – Class A*	424,190
2,364	Liberty Media International, Inc. – Class A*	109,288
8,000	Radio One, Inc. – Class A *	128,800
13,100	UnitedGlobalCom, Inc. *	126,546
		1,741,779

	Consumer Discretionary-Retail — 8.41%
3,100	Family Dollar Stores, Inc.	96,813
12,700	IAC/InterActiveCorp *	350,774
1,600	Kohl's Corporation *	78,672
6,900	Pier 1 Imports, Inc.	135,930
		662,189

	Energy — 0.72%
9,000	Exploration Company of Delaware (The) *	56,790

	Financials-Diversified — 1.33%
2,700	National Financial Partners Corporation	104,760

	Financials-Insurance — 6.75%
700	American International Group, Inc.	45,969
2,600	Assurant, Inc.	79,430
3,600	Nationwide Financial Services, Inc.	137,628
5,020	St. Paul Travelers Companies, Inc.	186,091
2,000	Willis Group Holdings Limited	82,340
		531,458

	Financials-Real Estate — 2.53%
6,900	Correctional Properties Trust	199,272

	Health Care-Equipment — 0.04%
200	Conor Medsystems, Inc. *	2,770

	Health Care-Services — 16.93%
2,658	Accredo Health, Incorporated *	73,680
24,000	DaVita, Inc. *	948,720
4,900	Renal Care Group, Inc. *	176,351
3,000	Universal Health Services, Inc. – Class B	133,500
		1,332,251

	Health Care-Pharmaceuticals & Biotechnology — 4.63%
1,300	Biovail Corporation *	21,489
4,900	Pfizer Inc.	131,761
6,600	Shire Pharmaceuticals Group PLC	210,870
		364,120

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) December 31, 2004
Shares or Principal Amount		Value

COMMON STOCKS — 78.29% (continued)
	Industrials-Commercial Services & Supplies — 3.43%
5,900	ARAMARK Corporation	$ 156,409
3,000	Coinmach Service Corp. **	41,100
1,500	Manpower Inc.	72,450
		269,959
	Information Technology-Hardware & Equipment — 4.78%
8,400	Foundry Networks, Inc. *	110,544
3,600	QLogic Corporation *	132,228
8,900	Vishay Intertechnology, Inc. *	133,678
		376,450

	Information Technology-Software & Services — 5.07%
9,900	Asia Satellite Telecommunications Holdings Limited	185,130
3,300	Hewitt Associates, Inc. *	105,633
7,750	TESSCO Technologies Incorporated *	108,423
		399,186

	Information Technology - Semiconductors & Equipment — 0.06%
200	PortalPlayer, Inc. *	4,936

	Telecommunication Services — 1.49%
2,900	Verizon Communications Inc.	117,479

	TOTAL COMMON STOCKS
	(cost $4,830,044)	6,163,399

SHORT-TERM INVESTMENTS — 17.59%
	Commercial Paper — 16.50%
$150,000	General Electric Capital Corporation
	01/05/05, 2.21%	149,981
175,000	American Express Credit Corporation
	01/10/05, 2.26%	174,923
150,000	Schering-Plough Corporation
	01/10/05, 2.40%	149,930
175,000	Kraft Foods Inc.
	01/11/05, 2.45%	174,905
125,000	General Electric Capital Corporation
	01/14/05, 2.26%	124,914
250,000	Prudential Financial, Inc.
	01/21/05, 2.35%	249,706
275,000	Toyota Credit de Puerto Rico Corporation
	01/26/05, 2.29%	274,598
		1,298,957

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued) December 31, 2004
Shares or Principal Amount		Value

SHORT-TERM INVESTMENTS — 17.59% (continued)
	Variable Rate Demand Note — 1.09%
$ 85,497	U.S. Bank N.A.
	01/03/05, 2.17%	$ 85,497

	TOTAL SHORT - TERM INVESTMENTS
	(cost $1,384,454)	1,384,454

	TOTAL INVESTMENTS
	(cost $6,214,498) — 95.88%	7,547,853

	OTHER ASSETS, NET OF LIABILITIES — 4.12%	324,902

	TOTAL NET ASSETS
	(Basis of percentages disclosed above) — 100%	$7,872,755

* Non-income producing security
** Income deposit securities consisting of common stock and 11.00% senior notes due 2024.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

December 31, 2004

ASSETS
Investments in securities at value (cost $6,214,498)
$7,547,853
Receivables -

Investment securities sold
373,054
Dividend and interest
4,356
Total receivables
377,410
Other
6,079
Total assets
7,931,342

LIABILITIES
Payables -

Due to adviser -

Accounting and administrative fee
8,607
Management fee
2,273
Investment securities purchased
30,678
Other payables and accrued expense
17,029
Total liabilities
58,587
Total net assets
$7,872,755

NET ASSETS CONSIST OF
Paid in capital	$6,317,739
Net unrealized appreciation on investments	1,333,355
Accumulated undistributed net realized gain on investments	221,882
Accumulated net investment loss	(221)
Total net assets
$7,872,755

NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares authorized)
offering price and redemption price ($7,872,755 / 653,201 shares outstanding)	$12.05

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the year ended December 31, 2004

INCOME
Dividend
$ 57,078
Interest
13,452
Total income
70,530

EXPENSES
Management fee
100,184
Legal fees
20,564
Audit and tax fees
14,000
Registration fees
9,969
Accounting system and pricing service fees
9,302
Accounting and administration fees
8,607
Directors’ fees
2,400
Transfer agent fees
1,208
Other operating expenses
4,408
Total expenses before reimbursement
170,642
Reimbursement of expenses by adviser (Note 2)
(57,217)
Total expenses after reimbursement
113,425
Net investment loss
(42,895)

NET REALIZED GAIN ON INVESTMENTS	590,593

CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	223,257

Net realized and unrealized gain on investments
813,850

Net increase in net assets resulting from operations
$770,955

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended December 31, 2004 and 2003

	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss
	$ (42,893)	$ (53,457)
Net realized gain on investments
	590,594	351,183
Change in net unrealized appreciation on investments
	223,257	1,224,824
Net increase in net assets resulting from operations
	770,955	1,522,550

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gain on investments
	(22,925)	-

CAPITAL SHARE TRANSACTIONS

Proceeds from shares issued (117,781 and 145,501 shares, respectively)
	1,292,069	1,295,702
Reinvestment of distributions (1,909 and 0 shares, respectively)
	22,579	-
Cost of shares redeemed (8,213 and 13,579 shares, respectively)
	(94,015)	(113,804)
Net increase in net assets derived from capital share transactions
	1,220,633	1,181,898

Total increase in net assets
	1,968,663	2,704,448

NET ASSETS

Beginning of period
	5,904,092	3,199,644
End of period (including accumulated net investment loss of $(221) and $0, respectively)
	$7,872,755	$5,904,092

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

December 31, 2004

(1) Summary of Significant Accounting Policies --

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. Investment transactions are recorded no later than the first business day after the trade date.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Distributions from net investment income are generally declared and paid annually. Distributions from net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. Accordingly, at December 31, 2004 reclassifications were recorded to increase accumulated undistributed net investment income and decrease paid in capital by $42,674. This adjustment is attributable to the reclass of the net operating loss and the difference in recognition of income between book and tax. The tax character of distributions paid during the years ended December 31, were as follows:

	2004	2003
Distributions paid from:
Long-term capital gain	$22,925	$ -

Notes to Financial Statements (continued)

December 31, 2004

As of December 31, 2004, investment cost for federal tax purposes was $6,217,299 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,448,733
Unrealized depreciation	(118,179)
Net unrealized appreciation	1,330,554
Accumulated undistributed net realized capital gain	224,462
Paid in capital	6,317,739
Net assets	$7,872,755

The differences between book-basis and tax-basis unrealized appreciation, undistributed ordinary income and accumulated undistributed realized capital gain are attributable primarily to the tax deferral of losses from wash sales

As of December 31, 2004, the Fund has no capital loss carryforward.

For the year ended December 31, 2004, the Fund realized no post-October losses for tax purposes.

For the year ended December 31, 2004, the Fund had a tax deferral of wash loss sales of approximately $3,000.

(f) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(2) Related Parties –

(a) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is accrued to the Adviser based on a annualized Base Fee of 1.50% of average net assets. For each month subsequent to the end of the first full twelve months of operations, the Base Fee of 1.50% of average net assets will be adjusted up or down by the Performance Fee calculated as 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, as measured for each month from the inception date of the Fund. Once the Fund has had five full years of continuous operations, as measured from the first full month of operations, the Performance Fee adjustment will be based on a five year monthly rolling average. The maximum Performance Fee adjustment up or down is 0.75%. The Adviser has voluntarily agreed to reimburse the Fund for all non-management fee expenses in excess of 0.20% of average net assets. Under this agreement the Adviser waived $57,217 of management fees during the year ended December 31, 2004. The management fee absent reimbursement and including reimbursement of expenses as a percentage of the Fund’s average net assets for the year ended December 31, 2004 was 1.52% and 0.65%, respectively. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel. The Fund incurred expenses of $8,607 for accounting and administrative services during the year ended December 31, 2004.

(b) Independent Counsel—

A director of the Adviser is affiliated with the law firm that provides services to the Fund. The Fund incurred expenses of $16,709 for the year ended December 31, 2004 for services rendered by the law firm.

(3) Investment Transactions --

For the year ended December 31, 2004, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $3,090,349 and $2,831,813, respectively.

Historical Record (unaudited)

		Net Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
	Per Share	Per Share	Per Share	Ratio **	Investment
November 30, 2001 *	$10.00	$ -	$ -	-	$10,000
December 31, 2001	9.99	-	-	19.8 times	9,990
December 31, 2002	7.81	-	-	12.4	7,810
December 31, 2003	10.90	-	-	16.6	10,900
December 31, 2004	12.05	-	$0.0351(a)	19.9	12,086

* Date of Initial Public Offering.

** Based on latest 12 months accomplished earnings.

(a) Paid $0.0351 on December 23, 2004 to shareholders of record on December 22, 2004.

Information on Proxy Voting (unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-227-5987 (toll-free) or 414-272-6133. It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov. A record of how the Fund voted its proxies for the period from July 1, 2003 to June 30, 2004 is also available on the Fund's website, www.nicholasfunds.com, and the SEC's website, www.sec.gov.

Quarterly Portfolio Schedule (unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information (unaudited)

December 31, 2004

For the year ended December 31, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund does not intend to designate any dividends as qualifying for this rate.

The Fund hereby designates approximately $22,925 as a capital gain dividend for the purposes of the dividends paid deduction.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Nicholas Family of Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Nicholas Liberty Fund (the portfolio constituting the Nicholas Family of Funds, Inc.), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund’s financial highlights for the period ended prior to December 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 21, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Liberty Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

January 27, 2005

Directors and Officers of the Fund (unaudited)

The following table sets forth the pertinent information about the Fund's directors and officers as of December 31, 2004. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.
Name and Age	Positions Held With Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
David O. Nicholas, 43 (1)	President and Director	(2), 3 years	President, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund. He has been Portfolio Manager of Nicholas II, Inc. and Nicholas Limited Edition, Inc. and has been Co-Portfolio Manager of Nicholas Fund, Inc.; and also Nicholas Income Fund, Inc. and Nicholas Equity Income Fund, Inc. since April 2001 and July 2001, respectively.	4	None
DISINTERESTED DIRECTORS
Timothy P. Reiland, 48	Director	(2), 3 years	Private Investor, Chairman and Chief Financial Officer, Musicnotes, Inc., October 2001 to present. Investment Analyst from 1987 to October 2001, Tucker Anthony Incorporated, a brokerage firm. He is a Chartered Financial Analyst.	6	None
Jay H. Robertson, 53	Director	(2), 3 years	Private Investor, April 2000 to present. Chairman of the Board of Robertson-Ryan and Associates, Inc., an insurance brokerage firm from 1993 to March 2000.	7	None
OFFICERS
Jeffrey T. May, 48	Senior Vice President, Secretary, Treasurer and Chief Compliance Officer	Annual, 3 years	Senior Vice President, Treasurer and Chief Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund. He also is Portfolio Manager of Nicholas Money Market Fund, Inc.
Mark J. Giese, 34	Senior Vice President and Portfolio Manager	Annual, 3 years	Vice President, Nicholas Company, Inc., the Adviser to the Fund.

(1) Mr. David O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser.

(2) Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request, by calling 800-227-5987 (toll-free) or 414-272-6133.

Nicholas Liberty Fund Privacy Policy (unaudited)

Nicholas Liberty Fund respects each shareholders’ right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION

ABOUT CURRENT OR FORMER SHAREHOLDERS,

INFORMATION SHARED WITH OUR TRANSFER AGENT,

A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

With a party representing you, with your consent, such as your broker or lawyer.

When required by law, such as in response to a subpoena or other legal process.

The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

NICHOLAS LIBERTY FUND

Annual Report

December 31, 2004

Directors and Officers

DAVID O. NICHOLAS

President and Director

TIMOTHY P. REILAND

Director

JAY H. ROBERTSON

Director

JEFFREY T. MAY

Senior Vice President, Secretary, Treasurer and Chief Compliance Officer

MARK J. GIESE

Senior Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

700 North Water Street

Milwaukee, Wisconsin

www.nicholasfunds.com

414-272-6133 or 800-227-5987

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Custodian

U.S. BANK N.A.

Cincinnati, Ohio

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

__________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 19, 2004

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are $17,150 in 2004 and $12,000 in 2003.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,850 in 2004 and $2,000 in 2003. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in each of the last two fiscal years for Tax Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for Non-Audit Services by the Auditor to the Fund's investment adviser which required pre-approval by the Board of Directors as described in paragraph (e)(1) of this Item 4.

(e) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and pre-approve the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Family of Funds, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/28/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/28/2005

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 02/28/2005